    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 8, 1999
                                                      REGISTRATION NO. 333-86841

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ---------------------------

                               AMENDMENT NO. 1 TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                          ---------------------------

                                   RETEK INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                             7372                            51-0392671
(State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
incorporation or organization)       Classification Code Number)          Identification Number)

                  MIDWEST PLAZA, 801 NICOLLET MALL, 11TH FLOOR
                             MINNEAPOLIS, MN 55402
                                 (612) 630-5700
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                          ---------------------------

                                 JOHN BUCHANAN
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                   RETEK INC.
                        MIDWEST PLAZA, 801 NICOLLET MALL
                       11TH FLOOR, MINNEAPOLIS, MN 55402
                                 (612) 630-5700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ---------------------------

                                   Copies to:

                CHRISTOPHER D. DILLON                                          JOHN A. FORE
                 SHEARMAN & STERLING                                        KATHLEEN B. BLOCH
            1550 EL CAMINO REAL, SUITE 100                           WILSON SONSINI GOODRICH & ROSATI
                 MENLO PARK, CA 94025                                    PROFESSIONAL CORPORATION
                    (650) 330-2200                                          650 PAGE MILL ROAD
                                                                           PALO ALTO, CA 94304
                                                                              (650) 493-9300

                          ---------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                          ---------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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


                                EXPLANATORY NOTE

     This Amendment No. 1 (this "Amendment") is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (Registration No. 333-86841) (the "Registration Statement") filed with the Securities and Exchange Commission by Retek Inc. This Amendment does not contain a copy of the prospectus included in the Registration Statement, which is unchanged.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


     The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable by the registrant in connection with the sale and distribution of the common stock being registered. All amounts are estimated, except the Securities and Exchange Commission Registration Fee, the NASD Filing Fee and the Nasdaq National Market Filing Fee:



ITEM                                                             AMOUNT
----                                                            --------
Securities and Exchange Commission Registration Fee.........    $ 25,896
NASD Filing Fee.............................................
Nasdaq National Market Filing Fee...........................
Blue Sky Fees and Expenses..................................           0
Accounting Fees and Expenses................................
Legal Fees and Expenses.....................................
Transfer Agent and Registrar Fees...........................
Printing and Engraving......................................     22?,000
Miscellaneous...............................................
                                                                --------
  Total.....................................................    $
                                                                ========


-------------------------


* To be provided by amendment


ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law (the "DGCL") empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer or director of such corporation or is or was serving at the request of such corporation as a director, officer, employer or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer or director acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, in the case of criminal proceedings, had no reasonable cause to believe his or her conduct was illegal. A Delaware corporation may indemnify officers and directors against expenses (including attorneys' fees) in connection with the defense or settlement of an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against expenses which such officer or director actually and reasonably incurred. The Certificate of Incorporation of the Registrant provides for indemnification of the officers and directors of the Registrant to the full extent permitted by applicable law.

     In accordance with Delaware law, the Certificate of Incorporation of the Registrant contains, and the Amended and Restated Certificate of Incorporation of the Registrant will contain, a provision to limit the personal liability of directors of the Registrant for violations of their fiduciary duty. This provision eliminates each director's liability to the Registrant or its stockholders for monetary damages except (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

(iii) under Section 174 of the DGCL, providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions or (iv) for any transaction from which a director derived an improper personal benefit. The effect of this provision is to eliminate the personal liability of directors for monetary damages for actions involving a breach of their fiduciary duty of care, including any such actions involving gross negligence.

     Pursuant to the underwriting agreement between the Registrant and the underwriters filed as an exhibit to this Registration Statement, the underwriters, a party thereto, have agreed to indemnify each officer and director of the Registrant and each person, if any, who controls the Registrant within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against certain liabilities, including liabilities under said Act.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES

     In connection with the incorporation in Delaware of Retek Inc., the
Registrant issued           shares of its common stock to HNC Software Inc. The
Registrant believes that this issuance was exempt from registration under
Section 4(2) of the Securities Act as a transaction not involving any public offering.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (A)  EXHIBITS


EXHIBIT
NO.                                DESCRIPTION
-------                            -----------
  1.1**    Form of Underwriting Agreement.
  2.1*     Agreement and Plan of Merger and Reorganization between
           Retek Logistics, Inc. and Registrant.
  2.2      Form of Separation Agreement.
  2.3      Form of Licensing Agreement.
  2.4**    Form of Tax Sharing Agreement.
  2.5      Form of Services Agreement.
  2.6      Form of Corporate Rights Agreement.
  3.1*     Certificate of Incorporation of the Registrant as currently in effect.
  3.2*     Bylaws of the Registrant as currently in effect.
  3.3**    Form of Amended and Restated Certificate of Incorporation of
           the Registrant as in effect immediately prior to the closing of this offering.
  3.4**    Form of Amended and Restated Bylaws of the Registrant as in
           effect immediately prior to the closing of this offering.
  4.1**    Specimen Common Stock Certificate.
  5.1**    Opinion of Shearman & Sterling.
 10.1+     Industry Solutions Initiative Master Agreement between
           Oracle Corporation and Retek Information Systems, Inc.
 10.2*     Employment Agreement of John Buchanan.
 10.3**    Assignment of Option Agreement relating to WebTrak Limited between HNC Software Inc. and Retek Information Systems,
           Inc.
 10.4+     Option Agreement between HNC Software Inc., WebTrak Limited and the shareholders of WebTrak Limited.
 10.5**    Retek 1999 Equity Incentive Plan.
 10.6**    Retek 1999 Employee Stock Purchase Plan.
 10.7**    Retek 1999 Director Stock Option Plan.
 21.1**    Schedule of Subsidiaries of Registrant.
 23.1*     Consent of PricewaterhouseCoopers LLP.
 23.2*     Consent of PricewaterhouseCoopers LLP.
 23.3**    Consent of Shearman & Sterling (included in Exhibit 5.1).
 24.1*     Power of Attorney (included on signature page).
 27.1*     Financial Data Schedule.
 27.2*     Financial Data Schedule.
 27.3*     Financial Data Schedule.
 27.4*     Financial Data Schedule.



-------------------------
*  Filed previously.
** To be filed by amendment.
+ The Registrant intends to apply for confidential treatment of portions of this Exhibit. Accordingly, portions thereof will be omitted and filed separately.

     (B)  FINANCIAL STATEMENT SCHEDULES

ITEM 17.  UNDERTAKINGS

     (a) The Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

     (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 14 or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (c)  The undersigned Registrant hereby undertakes that:

        (1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

        (2) for purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein and this offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on October 8, 1999.


                                          RETEK INC.


                                          By: *
                                          --------------------------------------


                                              Name: John Buchanan
                                              Title: Chairman, Chief Executive
                                                     Officer
                                                     and Director


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                   TITLE                        DATE
                  ---------                                   -----                        ----
                      *                        Chairman, Chief Executive Officer    October 8, 1999
---------------------------------------------  and Director (Principal Executive
                John Buchanan                  Officer)

              /s/ GREG EFFERTZ                 Vice President, Finance and          October 8, 1999
---------------------------------------------  Administration, Chief Financial
             Gregory A. Effertz                Officer, Treasurer, Secretary and
                                               Director (Principal Financial and
                                               Accounting Officer)

            *By /s/ GREG EFFERTZ
   ---------------------------------------
             Gregory A. Effertz
              Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NO.                                DESCRIPTION
-------                            -----------
  1.1*     Form of Underwriting Agreement.
  2.1*     Agreement and Plan of Merger and Reorganization between
           Retek Logistics, Inc. and Registrant.
  2.2      Form of Separation Agreement.
  2.3      Form of Licensing Agreement.
  2.4**    Form of Tax Sharing Agreement.
  2.5      Form of Services Agreement.
  2.6      Form of Corporate Rights Agreement.
  3.1*     Certificate of Incorporation of the Registrant as currently in effect.
  3.2*     Bylaws of the Registrant as currently in effect.
  3.3**    Form of Amended and Restated Certificate of Incorporation of
           the Registrant as in effect immediately prior to the closing of this offering.
  3.4**    Form of Amended and Restated Bylaws of the Registrant as in
           effect immediately prior to the closing of this offering.
  4.1**    Specimen Common Stock Certificate.
  5.1**    Opinion of Shearman & Sterling.
 10.1*     Employment Agreement of John Buchanan.
 10.2+     Industry Solutions Initiative Master Agreement between
           Oracle Corporation and Retek Information Systems, Inc.
 10.3**    Assignment of Option Agreement relating to Webtrak Limited between HNC Software Inc. and Retek Information Systems,
           Inc.
 10.4+     Option Agreement between HNC Software Inc., WebTrak Limited and the shareholders of WebTrak Limited.
 10.5**    Retek 1999 Equity Incentive Plan.
 10.6**    Retek 1999 Employee Stock Purchase Plan.
 10.7**    Retek 1999 Director Stock Option Plan.
 21.1**    Schedule of Subsidiaries of Registrant.
 23.1*     Consent of PricewaterhouseCoopers LLP.
 23.2*     Consent of PricewaterhouseCoopers LLP.
 23.3**    Consent of Shearman & Sterling (included in Exhibit 5.1).
 24.1*     Power of Attorney (included on signature page).
 27.1*     Financial Data Schedule.
 27.2*     Financial Data Schedule.
 27.3*     Financial Data Schedule.
 27.4*     Financial Data Schedule.

-------------------------
*  Filed previously

** To be filed by amendment.

+ The Registrant intends to apply for confidential treatment of portions of this Exhibit. Accordingly, portions thereof will be omitted and filed separately.